Cash and cash equivalents and Marketable securities	6 Months Ended
Jun. 30, 2021
Cash and cash equivalents [abstract]
Cash and cash equivalents and Marketable securities

3.	Cash and cash equivalents and Marketable securities

3.1.	Cash and cash equivalents
	06.30.2021	12.31.2020
Cash at bank and in hand	507	552
Short-term financial investments
- In Brazil
Brazilian interbank deposit rate investment funds and other short-term deposits	2,604	2,592
Other investment funds	198	28
	2,802	2,620
- Abroad
Time deposits	1,707	2,574
Automatic investing accounts and interest checking accounts	4,479	5,633
Other financial investments	326	332
	6,512	8,539
Total short-term financial investments	9,314	11,159
Total cash and cash equivalents	9,821	11,711

Short-term financial investments in Brazil primarily consist of investments in funds holding Brazilian Federal Government Bonds that can be redeemed immediately, as well as reverse repurchase agreements that mature within three months as of the date of their acquisition. Short-term financial investments abroad comprise time deposits that mature in three months or less from the date of their acquisition, highly-liquid automatic investment accounts, interest checking accounts and other short-term fixed income instruments.

3.2.	Marketable securities
	06.30.2021	12.31.2020
Fair value through profit or loss	602	652
Amortized cost	49	51
Total	651	703
Current	602	659
Non-current	49	44

Marketable securities classified as fair value through profit or loss refer mainly to investments in Brazilian Federal Government Bonds. These financial investments have maturities of more than three months and are generally classified as current assets due to their maturity or the expectation of their realization in the short term.